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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported): MARCH 13, 2001


                        BINDVIEW DEVELOPMENT CORPORATION
               (Exact name of registrant as specified in charter)


        TEXAS                        000-24677                   76-0306721
(State of Incorporation)        (Commission File No.)         (I.R.S. Employer
                                                             Identification No.)


           5151 SAN FELIPE, 25TH FLOOR
                HOUSTON, TEXAS                                    77056
 (Address of Principal Executive Offices)                       (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 561-4000


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ITEM 5. OTHER EVENTS.

         On March 13, 2001, BindView Development Corporation issued a press release. A copy of the press release is attached as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

         99.1     Press Release

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BINDVIEW DEVELOPMENT CORPORATION



Dated:  March 14, 2001                 By: /s/ RICHARD P. GARDNER
                                          --------------------------------------
                                                  Richard P. Gardner
                                               Chief Executive Officer



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